APPROVED BY THE
STANDARD AGREEMENT-- ATTORNEY GENERAL              CONTRACT NUMBER      AM. NO.
                                                      R92.401

                TAXPAYERS FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045

This AGREEMENT, made and entered into this 25TH day of JUNE, 1992 in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE                                        AGENCY
 Contract Services Section Chief Department of Corrections,
- --------------------------------------------------------------------------------
hereafter called the State, and

CONTRACTOR'S NAME
 Eclectic Communications, Inc. (Baker CCF),
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hereafter called the Contractor,

WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows: SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF ANY.)

1. PURSUANT TO SECTIONS 6250-56 OF THE CALIFORNIA PENAL CODE, TITLE 15, CHAPTER 1, RULES AND REGULATIONS OF THE DIRECTOR OF THE CALIFORNIA DEPARTMENT OF CORRECTIONS (CDC) AND THE DEPARTMENT'S OPERATIONS MANUAL
     (DOM), THE CONTRACTOR AGREES TO PROVIDE HOUSING, SUSTENANCE, SUPERVISION AND/OR OTHER SUCH SERVICES AND ACCOMMODATIONS FOR SELECTED INMATES WHO MEET COMMUNITY CORRECTIONAL FACILITY SCREENING CRITERIA WHO ARE UNDER THE JURISDICTION OF THE DIRECTOR OF CDC, AND WHO HEREINAFTER SHALL BE REFERRED TO AS THE STATE'S PARTICIPANTS OR INMATES. CONTRACTOR'S SERVICES SHALL BE PROVIDED IN ACCORDANCE WITH THE FOLLOWING:

     A) THE SCOPE OF SERVICES (ATTACHMENT A, ATTACHED HERETO AND INCORPORATED HEREIN);

     B) THE GENERAL TERMS AND CONDITIONS (ATTACHMENT B, ATTACHED HERETO AND INCORPORATED HEREIN);

CONTINUED ON 23 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER
================================================================================
The provisions on the reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                               CONTRACTOR
================================================================================
                                        CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                              STATE WHETHER A CORPORATION,
AGENCY                                             PARTNERSHIP, ETC.)
Department of Corrections                   Eclectic Communications, Inc.
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)                   BY (AUTHORIZED SIGNATURE)
/s/ FRANK E. RENWICK                           /s/ ARTHUR MCDONALD
    Frank E. Renwick                               Arthur McDonald
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING              PRINTED NAME OF PERSON SIGNING
   FRANK E. RENWICK, CHIEF                     Arthur McDonald, President
- --------------------------------------------------------------------------------
TITLE                                       ADDRESS  1823 KNOLL DRIVE
CONTRACT SERVICES SECTION                   VENTURA, CA 93003 (805) 644-8700
- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS    PROGRAM/CATEGORY (CODE AND TITLE)      FUND TITLE
DOCUMENT                     SUPPORT PROGRAM 31                       GENERAL
$ 4,097,391.00               ---------------------------------------------------
- ---------------------------- (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR  3480/90003
OPTIONAL USES                --------------------------------------------------
$ -0-                        ITEM                 CHAPTER  STATUTE  FISCAL YEAR
- ---------------------------- 5420-001-001 (5260)  PEND       1992       92/93
TOTAL AMOUNT ENCUMBERED TO   ---------------------------------------------------
DATE                         OBJECT OF EXPENDITURE (CODE AND TITLE)
$4,097,391.00                418.14 RETURN TO CUSTODY
- ---------------------------- ---------------------------------------------------
- --------------------------------------------------------------------------------
I HEREBY CERTIFY UPON MY OWN PERSONAL KNOWLEDGE        T.B.A. NO.     B.R. NO.
THAT BUDGETED FUNDS ARE AVAILABLE FOR THE PERIOD
AND PURPOSE OF THE EXPENDITURE STATED ABOVE.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                               DATE
/s/ SHIRLEY A. CLARK                                         6/13/92
    Shirley A. Clark
================================================================================
[ ] CONTRACTOR [ ] STATE AGENCY [ ] DEPT OF GEN. SER. [ ] CONTROLLER  [ ]

                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY

                                    APPROVED
                                  Oct. 9, 1992
                           BY:  /s/ GARY NESS
                                   -------------
                                     Gary Ness
                                     Asst. Chief Counsel

                                       2

1. Pursuant to Sections 6250-56 of the California Penal Code, Title 15, Chapter 1, Rules and Regulations of the Director of the California Department of Corrections (CDC) and the Department's Operations Manual
      (DOM), the Contractor agrees to provide housing, sustenance, supervision and/or other such services and accommodations for selected inmates who meet community correctional facility screening criteria who are under the jurisdiction of the Director of CDC, and who hereinafter shall be referred to as the State's participants or inmates. Contractor's services shall be provided in accordance with the following:

      a) the Scope of Services (Attachment A, attached hereto and incorporated herein);

      b) the General Terms and Conditions (Attachment B, attached hereto and incorporated herein);

      c) the Contractor's Program Statement (Attachment C, attached hereto and incorporated herein);

      d) the State's Statement of Work for Private Community Correctional Facilities (by reference is a part of the contract); and

      e) the State's Financial Management Handbook (by reference is a part of the contract).

2. The period of this agreement shall commence July 1, 1992 upon approval by the Department of General Services, and unless otherwise terminated by either party as herein provided, shall expire not later than June 30, 1997.

3. The total amount payable under this contract in fiscal year 1992/93 shall not exceed Four Million Ninety-Seven Thousand Three Hundred Ninety-One Dollars ($4,097,391).

4. Prior to June 30th of each fiscal year, this contract will be amended to add the necessary encumbrances applicable to the subsequent fiscal year. The term "fiscal year" refers to the period July 1 of one calendar year through June 30th of the next calendar year.

                                       3
                                                                    Attachment A
                                SCOPE OF SERVICES

                          ECLECTIC COMMUNICATIONS, INC.
                              Contract No. R92.401


Contractor agrees to provide housing, sustenance, supervision and/or other such services and accommodations for selected inmates who meet community correctional facility screening criteria in a 250-bed facility (of which the State is contracting for 250 beds) operated by the Contractor and named "Baker CCF" located at 10 Lakeview Drive, Baker, California in the Class A Standard Metropolitan Statistical Area (SMSA) designated as "Los
Angeles/Anaheim/Riverside".

The State and Contractor mutually agree to the following:

1.       FINANCIAL MANAGEMENT HANDBOOK

         In the performance of this contract, the Contractor agrees to comply with the terms and conditions contained in the Financial Management Handbook (FMH). Revisions to the FMH which do not alter or change the intent of the program can be made without amending the contract. As revisions are issued, Contractor agrees to insert the revised pages in their copy of the FMH, and the revisions become effective on the date stipulated in the transmittal letter.

2.       ORGANIZATION CHART AND DUTY STATEMENTS

         Contractor agrees prior to placement of State participants in the program to prepare and submit to the Community Correctional Center Administration an up-to-date organization chart and duty statement for each of the positions utilized to staff the facility.

3.       PARTICIPANT DAYS AND RATES

         (a) For fiscal year 1992/93, the Contractor agrees to provide services for as many as 91,250 participant days for male participants selected and assigned to the facility by the State, and the Contractor will be reimbursed at the rate of $38.74 per participant day.

         (b) An adjustment to the per diem rate shall be allowed if there is a change in either the size and/or location of the facility or in the program. An adjustment to the per diem rate may be allowed if the State establishes a new rate based on actual program costs and legislatively approved funding. All charges by the Contractor will be reported in accordance with the FMH, and charges based upon the per diem rate will be reported on forms contained in Appendix B of the FMH.

4.       PARTICIPANT RECORDS

         (a) The Contractor agrees to maintain a monthly "Register of Participation" (contained in Appendix B of the FMH) which will list each participant's name, CDC case file number, participation period, and other data. The Register of Participation shall be submitted in triplicate with the Contractor's corresponding "Monthly Invoice" (contained in Appendix B of the FMH).

         (b) Contractor agrees to provide to the State on a daily basis information regarding arrival and departure of those State participants in Contractor's program as referenced in the Statement of Work.

5.       REPORTING REQUIREMENTS

         Contractor agrees to complete and submit to the State various standardized case- related and administrative forms and reports which are to be submitted in such a manner and at such times as shall be determined by the Parole and Community Services Division.

         Contractor agrees to prepare and submit monthly, quarterly and annual cost reports contained in Appendices B, C, D and E of the FMH.

6.       WORK CREW ASSIGNMENTS

         Contractor agrees to assign facility participants to work crew assignments within the facility to offset program expenses related to grounds and building maintenance, housekeeping and food services.

7.       FACILITY LEASE/USE AND RENOVATION COSTS

         (a) The State shall reimburse the Contractor monthly for actual facility lease/use costs at an amount not to exceed $32,314 per month effective July 1, 1992. The fee shall be paid monthly in arrears and shall be reported in addition to other charges on the Contractor's monthly invoice. In subsequent months, this fee can be adjusted to reflect: 1) any adjustments allowed in accordance with the terms contained herein and in the FMH, and 2) any legislatively approved funding considerations.

         (b) In the event Contractor's lease expires prior to the expiration of this contract, the State will pay only for those monthly lease/use fees negotiated between the State and Contractor in accordance with the terms and conditions contained in the FMH.

         (c) Facility lease costs can be increased to include the necessary facility renovation costs, based on the lowest of those acceptable bids, amortized in accordance with Section 1433 of the State Administrative Manual for the following periods and rates:

    PERIOD                  MONTHLY RATE               RENOVATION DESCRIPTION
    ------                  ------------               ----------------------

 7/1/89 through               $7,192                   Initial renovation
 6/30/99 (120 months)                                  (facility kitchen/misc.
                                                       for program preparation

 5/1/90 through               $2,703                   Facility renovation/
 4/30/95 (60 months)                                   program development costs
                                                       for bed expansion

                  At the conclusion of the amortization periods, there shall be no further reimbursements for the renovation costs. Thereafter, the total costs shall be consistent with the facility lease/use rate specified in subparagraph 7(a).

         (d) In the event of contract termination, the State shall reimburse the Contractor for any renovation and/or program development costs remaining on established monthly amortization schedule(s) specified in subparagraph 7(c). The Contractor agrees that any supplies and/or equipment acquired through renovation and/or program development costs will remain State owned property. Accordingly, the State shall take possession of such supplies and/or equipment should the contract be terminated or not renewed.

8.       EQUIPMENT REQUEST AND REPLACEMENT FUND PROCEDURES

         (a) Contractor shall establish an equipment replacement fund and, on a monthly basis, place $4,942 in an account insured by an agency of the federal government. The account will be used to replace nonexpendable equipment. The Contractor will report quarterly any changes to the equipment replacement fund on the Statement of Changes in Equipment Replacement Fund form (Appendix C, CDC Form 2109 in the FMH).

         (b) Contractor agrees to obtain prior written approval before purchasing any nonexpendable State equipment as defined in the FMH. The Contractor agrees to solicit at least three competitive bids on each item for the purchase of nonexpendable equipment necessary to operate the facility. The bids are to be written on the Price Quotation Only form (Appendix I of the FMH). These forms will be forwarded to the Parole and Community Services Division, Community Correctional Center Administration (CCCA) in Sacramento.

         (c) Contractor's accepted bid(s) cannot exceed State procurement prices for similar nonexpendable equipment as allotted by CCCA, and should be awarded to the vendor submitting the lowest responsible bid. Subject to prior CCCA approval, the Contractor MAY accept a higher bid(s) if the --- bidder is a minority, women or disabled veteran business enterprise (M/W/DVBE), and will therefore facilitate the Contractor's compliance with the State's M/W/DVBE participation program requirements. The Contractor MUST award a bid(s) to any M/W/DVBE(s) who have been listed ---- on the State's "Mandatory M/W/DVBE Participation Worksheet" to meet participation compliance goals. Substitution of such identified M/W/DVBE(s) is subject to prior CCCA approval.

         (d) The nonexpendable equipment purchased will remain State property and will be decaled accordingly. Nonexpendable equipment costs will not be reimbursed to the Contractor until a Stock Received Report (Appendix I, Std. Form 106 in the FMH) and a legible copy of the sales receipt, which identifies the type and kind of equipment purchased, is received and approved by CCCA.

         (e) On an annual basis, Contractor will complete an equipment inventory which will include nonexpendable and expendable equipment. This annual report shall be submitted each July to the Parole & Community Services Division, CCCA in Sacramento.

         (f) At the end of the contract period, or in the event of contract termination, a CDC representative shall conduct a final physical inventory of Contractor's nonexpendable and expendable equipment. Contractor shall be held responsible for any discrepancies arising as a result of the final audit.

9.       INSURANCE REQUIREMENTS AND REIMBURSEMENT RATES

         (a) State shall reimburse the Contractor in arrears for the actual cost of general liability insurance only as specified in the FMH. The reimbursement of automobile and other insurance costs are included in the per diem rate. Reimbursement for general liability insurance shall not exceed $55,858 for the 1992/93 fiscal year. A copy of the bill from the Contractor's insurance carrier clearly stating the term, facility location, type of coverage and cost must accompany the invoice submitted to the State for reimbursement.

         (b) Contractor shall be insured by a "claims made" or a "per occurrence" policy and shall furnish to the State a certificate of insurance stating that there is commercial general and automobile liability insurance presently in effect for the Contractor of not less than $1,000,000 per occurrence for bodily injury and property damage liability combined and automobile insurance of not less than $500,000 per occurrence.

         (c) The certificate of insurance must include the following provisions:

                           The insurer will not cancel the insured's coverage without 30 days prior written notice to the State; and

                           The State of California, its officers, agents, employees and servants are included as additional insured, but only insofar as the operations under this contract are concerned.

         (d) Contractor agrees that the insurance herein provided for shall be in effect at all times during the term of this contract. In the event said insurance coverage expires at any time during the term of this contract, Contractor agrees to provide at least 30 days prior to said expiration date, a new certificate of insurance evidencing insurance coverage as provided for herein for not less than the remainder of the term of the contract, or for a period of not less than one year. New certificates of insurance are subject to the approval of the Department of General Services, and Contractor agrees that no work or services shall be performed prior to the giving of such approval. In the event Contractor fails to keep in effect at all times insurance coverage as herein provided, the State may, in addition to any other remedies it may have, terminate this contract upon the occurrence of such event.

10.      FIRE CLEARANCE REPORT

         (a) Pursuant to Section 13143.6 of the California Health and Safety Code, the State requires the appropriate fire clearance report from the State Fire Marshal's Office or their designated local jurisdiction verifying that the Contractor's facility conforms to all existing life and safety requirements of the State Fire Advisory Board.

         (b) The Contractor agrees that if the resultant report of the State Fire Marshall or their designated local jurisdiction reveals that the Contractor's facility does not meet such life and safety requirements or if during the period of this agreement Contractor's facility does not meet such requirements, the State may immediately terminate this contract. The Contractor further agrees to inform the State of any action intended by the Contractor during the period of this contract which may have the effect of necessitating the issuance of a new fire clearance report. Fire clearances issued by the State Fire Marshal's office are good for one year and must be renewed annually.

11.      PLACEMENT OF PARTICIPANTS

         Notwithstanding any other requirements, the State shall have no obligation under this contract to assign State participants to the facility in the event Contractor fails to obtain the necessary local use permit, State Fire Marshal clearance, or any other government approval required to operate the described facility for the purposes stated herein. This contract can be immediately terminated for Contractor failure to secure any requirements contained herein.

12.      INMATE TRUST FUND

         The Contractor agrees to establish and administer an inmate trust fund
         (ITF). The ITF must be held as a separate account; and commingling the ITF with other accounts is in direct violation of the contract. Inmate work positions will be provided and paid for by the Contractor from the Contractor's ITF account. The Contractor shall submit a monthly invoice to receive reimbursement from the State for payments made to inmates. The invoice shall include a brief job description for each inmate job assignment, hours worked, rate of pay and total amount paid to each inmate. Pay scales as outlined in CDC's Departmental Operations Manual, Section 51120, are determined by skill levels ranging from one to five and are attached hereto and incorporated herein (Exhibit 1). Inmate job descriptions and pay levels can be changed only upon CDC's approval. The Contractor shall maintain accounting records in accordance with the FMH and shall establish adequate internal controls over the ITF.

13.      TIME KEEPING SYSTEM

         The Contractor agrees to establish a positive time keeping system which includes time records of all inmates who worked. The Contractor further agrees that inmate time records shall be maintained by the Contractor's work crew supervisor. The time records must be submitted to a designated CDC facility representative for approval of payment.


                                                                   Attachment B

                          GENERAL TERMS AND CONDITIONS

                          ECLECTIC COMMUNICATIONS, INC.
                              Contract No. R92.401


1.       INVOICING AND PAYMENT

         For services satisfactorily rendered and upon receipt and approval of the invoices and forms contained in Appendix B of the Financial Management Handbook (FMH), the State agrees to compensate the Contractor in accordance with the rates specified in the Scope of Services (Attachment A).

         Invoices and forms are to include the contract number and be submitted in triplicate not more frequently than monthly in arrears to the Community Correctional Center Administration (CCCA) , P.O. Box 942883, Sacramento, CA 94283-0001, Attn: CCCA Fiscal Analyst.

         Payment will be made in accordance with and within the time specified in Government Code Section 926.17.

         The State's monetary obligations under this contract are contingent upon and subject to the availability of funds appropriated each fiscal year for this contract.

2.       AUDITS

         The contracting parties shall be subject to the examination and audit by the State Auditor General for a period of three years after final payment under the contract in accordance with Government Code Section 10532. The examination and audit shall be confined to those matters connected with the performance of the contract including, but not limited to, the costs of administering the contract.

3.       HIRING CONSIDERATIONS

         If the contract amount is in excess of $200,000, the Contractor shall be required to give priority consideration in filling vacancies in positions funded by the contract to qualified recipients of aid under Welfare and Institutions Code Section 11200.

4.       BACKGROUND CHECKS

         The State reserves the right to conduct a background check on the Contractor and/or the Contractor's personnel as the State deems necessary prior to award or during the term of the contract. The State further reserves the right to terminate the contract should a threat to security be determined.

5.       MINORITY, WOMEN AND DISABLED VETERANS BUSINESS ENTERPRISE (M/W/DVBE)
         CONDITIONS

         To the best of the Contractor's ability, Contractor shall fulfill his/her obligations in dispensing that portion of the contract amount to the M/W/DVBEs as identified in the reply to the "Participation by M/W/DVBE Policy Requirements." Said reply by reference is a part of this contract and is on file and available for review Monday through Friday between the hours of 8:00 a.m. and 5:00 p.m. at the following address:

                  Department of Corrections
                  Contract Services Section
                  1515 S Street, Room 125-S
                  Sacramento, CA 95814

         Contractor agrees that the State or its delegate will have the right to review, obtain and copy all records pertaining to performance of the contract. Contractor agrees to provide the State or its delegate with any relevant information requested and shall permit the State or its delegate access to its premises, upon reasonable notice, during normal business hours for the purpose of interviewing employees and inspecting and copying such records, accounts, and other material that may be relevant to a matter under investigation. Contractor further agrees to maintain such records for a period of three years after final payment under the contract.

6.       DISPUTE CLAUSE

         The parties hereto mutually agree that the resolution of any claims or disputes arising under this contract shall be resolved pursuant to the provisions of the California Department of Corrections (CDC) Operations Manual (DOM).

7.       NATIONAL LABOR RELATIONS BOARD CERTIFICATION

         Contractor by signing this contract does swear under penalty of perjury that no more than one final unappealable finding of contempt of court by a federal court has been issued against Contractor within the immediately preceding two-year period because of Contractor's failure to comply with an order of a federal court which ordered the Contractor to comply with an order of the National Labor Relations Board (Public Contract Code Section 10296).

8.       NONDISCRIMINATION CLAUSE (STD. 17A)

         During the performance of this contract, Contractor and its subcontractors shall not unlawfully discriminate against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical handicap, medical condition, marital status, age (over 40) or sex. Contractors and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination. Contractors and subcontracts shall comply with the provisions of the Fair Employment and Housing Act (Government Code Section 12900 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2, Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code Section 12990, set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this contract by reference and made a part hereof as set forth in full. Contractor and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement. This Contractor shall include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the contract.

9.       DRUG FREE WORKPLACE CERTIFICATION

         Contractor shall comply with all provisions of the Drug Free Workplace Certification.

10.      STATEMENT OF COMPLIANCE

         The Contractor certifies under penalty of perjury under the laws of the State of California that he/she has, unless exempted, complied with the nondiscrimination program requirements of Government Code Section 12990 and Title 2, California Code of Regulations, Section 8103.

11.      EMPLOYMENT OF EX-OFFENDERS

         Contractor agrees that it will not either directly, or on a subcontract basis, employ in connection with this contract:

         (a)      Ex-offenders on active parole or probation;

         (b) Ex-offenders at any time if they are required to register as a sex offender pursuant to Penal Code Section 290 or if such ex-offender has an offense history involving a "violent felony" as defined in subparagraph (c) of Section 667.5 of the Penal Code; or

         (c) Any ex-felon in a position which provides direct custody supervision of inmates.

         Ex-offenders who can provide written evidence of having satisfactorily completed parole or probation may be considered for employment by Contractor subject to the following limitations:

         (a) Contractor shall obtain the prior written approval to employ any such ex-offender from the Director of CDC; and

         (b) Each such ex-offender whose assigned duties are to involve administrative or policy decision-making, accounting, procurement, cashiering, auditing, or any other business-related administrative function shall be fully bonded to cover any potential loss to the State or Contractor.

12.      CONFLICT OF INTEREST

         An organization will not be awarded a contract if financial interests are held by departmental employees (or their families) when said employees are in a decision-making capacity with respect to this program. Likewise, the contracting agency officials and employees shall also avoid actions resulting in or creating an appearance of:

         (a)      Using an official position for private gain;

         (b)      Giving preferential treatment to any particular person;

         (c)      Losing independence or impartiality;

         (d)      Making a decision outside official channels; and

         (e) Affecting adversely the confidence of the public or local officials in the integrity of the program.

         Contracts will not be awarded to a current officer or employee of the State. Nor will a contract be awarded to a former State employee for two years if that employee had any part of the decision-making process relevant to the contract, or for one year if that employee had any part of the decision-making process relevant to the contract within the twelve-month period prior to his or her leaving State service.

         Contractor agrees that its agents, family or business partners cannot receive or use this contract with the intent to illegally or unethically gain personal financial benefit.

         13.      COMPLIANCE, MONITORING AND CORRECTIVE ACTION PROVISIONS

         The State and Contractor agree to the following contract compliance, monitoring and corrective action provisions:

         (a) If the Contractor is not in compliance with a requirement of the contract, the State can serve the Contractor with a written Notice of Contract Compliance (NCC) and require the Contractor to take corrective action by a specific date. This notice can be provided by either the Community Correctional Centers Administration (CCCA) Administrator or the Parole Agent III responsible for the Contractor's performance under this contract.

         (b) If the noncompliance issue relates to the: (1) security of the facility; and/or (2) health and/or safety of inmates, facility staff or the community, the date for the corrective action may be the same day as the notice.

         (c) When the Contractor receives a NCC, the Contractor shall take corrective action by the date specified or request a date extension and present a plan of corrective action. This request and action plan shall be submitted in writing to the CCCA Administrator.

         (d) The CCCA Administrator shall respond in writing to the Contractor's request and action plan within 15 days of receipt. However, the CCCA Administrator can verbally reject the Contractor's request and plan at any time if the noncompliance issue relates to the areas listed in subparagraph 13(b).

         (e) If the Contractor fails to take corrective action by the deadline approved by the CCCA Administrator, the State shall impose a one percent (1%) penalty against the total monthly invoice for the month in which corrective action was to have been taken.

         (f) If the Contractor fails to take corrective action by 30 days following the deadline approved by the CCCA Administrator, the State shall impose a two percent (2%) penalty against the total monthly invoice for the month in which corrective action was to have been taken.

         (g) For each additional successive 30 day period the Contractor fails to take corrective action following the approved deadline, the penalty shall be increased to twice that of the last penalty assessed.

         (h) Contractor may appeal any action(s) taken by the provisions in subparagraphs 13(a) through (g) in accordance with the appeal procedures outlined in CDC's DOM.

14.      FACILITY LEASE AGREEMENT

         Prior to the effective date of the contract, the facility lease must be signed by the Contractor and facility owner and reviewed by the CCCA Administrator. In order to protect the State's interest, the facility lease between the Contractor and facility owner shall specifically enumerate the following:

         (a) The provisions contained in the General Terms and Conditions, subparagraphs 15(a), 16(b), 16(b)(1) through (4) and 16(d) of this contract.

         (b) The lease shall remain in full force and effect for the entire term date of the contract. Further, there shall be no modifications made to the lease agreement without the prior written approval of the CCCA Administrator.

         (c) Unless precluded by the lease, in the event the contract is terminated under the provisions contained in subparagraph 15.(a) and the State elects to exercise the option contained in subparagraph 16.(b), the lessor will assign the lease to the State, or replacement lessee approved by the State.

         Any lease under which the facility is presently operating which does not contain the foregoing language shall be amended at the time of renewal to include said language.

         The State's review of the facility lease agreement is limited to ensuring that the above provisions are included. It is not the intent of the State to review and/or approve the facility lease as regards any other provisions contained therein.

15.      CONTRACT TERMINATION CONDITIONS AND PROCEDURES

         (a) The State may terminate performance of work under this contract if the Contractor substantially fails to perform and/or meet the requirements of this contract.

         (b) Contractor may submit a written request to terminate this contract only if the State should substantially fail to perform its responsibilities as provided herein.

         (c) The terminating party shall terminate this contract by delivering, either in person or by registered mail, a Notice of Termination (NOT) that specifies the reasons for termination and the effective date. Such effective date of contract termination shall be at least 30 calendar days after the receiving party's receipt of the NOT from the terminating partly.

         (d) This contract may be suspended or cancelled, without notice at the option of the Contractor, if the Contractor or State's premises or equipment are destroyed by fire or other catastrophe, or so substantially damaged that it is impractical to continue service, or in the event the Contractor is unable to render services as a result of any governmental authority.

16.      OBLIGATIONS UPON CONTRACT TERMINATION

         If the contract is terminated as herein provided, the State shall give written notice to Contractor of State's election of one of the following options:

         (a) STATE'S FIRST OPTION: State will not exercise any option to extend or renew the existing contract and shall reimburse the Contractor for lease costs as stated in the contract.

         (b) STATE'S SECOND OPTION: If termination is pursuant to subparagraph 15.(a) the State may continue operation of facility and shall locate a replacement lessee for the facility. The State shall give 30 days written notice to the facility owner. To facilitate this option, the Contractor and State mutually agree to the following:

                  (1) Contractor, the State, the facility owner, and each of them individually, shall make a good faith and reasonable effort to reduce or eliminate all further facility lease costs required to be made pursuant to the terms and conditions of the facility lease. Notwithstanding the nonperformance of any of the parties under this subparagraph, all other parties have the responsibility to perform under this subparagraph.

                  (2) Upon receipt of a notice to locate a replacement lessee, the Contractor and/or facility owner, either separately or jointly, will immediately submit a written plan of action intended to follow in locating a replacement lessee.

                  (3) The CCCA Administrator shall review the plan(s) submitted by Contractor and/or facility owner. If the CCCA Administrator concludes that the plan(s) submitted are in any manner deficient, Contractor and/or facility owner shall within 15 business days specifically identify in writing what additional or other action Contractor and/or facility owner considers necessary to take in order to locate a replacement lessee suitable to the State.

                  (4) State shall continue reimbursement of facility lease costs to the facility owner and satisfy the facility lease costs during the period the parties are attempting to locate a replacement lessee. If a replacement lessee is located, the facility owner shall thereafter remit to State all payment received by the facility owner from replacement lessee. State shall continue to make all facility lease costs as herein provided.

         (c) Contractor's obligations upon contract termination. After receipt of a NOT and unless otherwise directed by the State, the Contractor shall immediately proceed with the following obligations:

                  (1)      Stop work as specified in the NOT.

                  (2) Neither establish nor implement any further subcontracts nor place any further order for materials or services except as necessary to complete the continued portion of the contract.

                  (3) Terminate all subcontracts to the extent that they relate to the work terminated.

                  (4) Take any action that may be necessary, or that the State may direct, for the protection and preservation of the property related to this contract that is in possession or control of the Contractor and which the State has or may acquire an interest.

                  (5) Settle all outstanding liabilities and termination settlement proposals arising from terminating subcontracts. Said settlement to be reviewed and accepted by the State before execution.

                  (6) Complete performance of the work not terminated, directed or authorized by the State.

         (d) If Contractor ceases operation of the facility, the State will have first priority to exercise the options of this paragraph 16.

         (e) If the contract is terminated under the provisions of subparagraph 15.(a), the State may, after exhausting the option provided in subparagraph 16.(b), assume the relevant debts of the Contractor in respect to this contract, and operate the facility. Upon review and approval of CDC, the Contractor shall then transfer to the State possession of all equipment and supplies purchased with State funds under this contract.

                                                                    Attachment C
                                                                         R92.401

                         COMMUNITY CORRECTIONAL FACILITY
                                PROGRAM STATEMENT
                  ECLECTIC COMMUNICATIONS, INC. BAKER FACILITY

PHYSICAL PLANT

Eclectic Communications, Inc. (ECI) will provide, ready for occupancy, a facility suitable for 24-hour secure housing for 250 adult offenders. The facility is equipped to monitor movement within as well as detect any unauthorized ingress/egress and has a fire clearance approved by the State Fire Marshal pursuant to Section 13143.6 of the Health and Safety Code. The Facility is configured to provide sufficient space and accommodations for living and sleeping areas, indoor and outdoor recreation and visiting, administrative offices for contractor's staff and on-site Department of Corrections (CDC) personnel, centralized food and household services, secure storage of residents' personal property, and has adequate parking space for staff and visitors.

ORGANIZATION

ECI is responsible for the operation of the facility, supervision of facility staff, and provision of housing, sustenance and services for facility residents. Legal custody of the residents will remain with the Director of the CDC. The security of the facility is the responsibility of on-site CDC staff who will delegate to and monitor ECI staff in accordance with the CDC rules, regulations, policies and procedures in carrying out these activities.

All personnel selected by ECI to work in the facility will be subject to a CDC prescribed background investigation prior to actual employment. CDC may provide provisional clearance for hiring employees pending final approval once background clearances are completed. ECI will be responsible for coordinating and providing supervision of inmates performing facility maintenance or groundskeeping functions. ECI will operate in accordance with the CDC's Departmental Operations Manual (DOM).

ECI will not hire or subcontract to any ex-felons on active parole or probation or if they are required to register as a sex offender pursuant to Penal Code
Section 290 or if such offender has a violent felony as defined in Section 667.5 of the Penal Code. Ex-felons will not be in a position that provides direct custody supervision of inmates without prior approval from CDC. It is the policy of ECI to obtain prior written approval to employ any ex-offender from the Director of the California Department of Corrections. If such ex-offender is assigned duties that involve policy decision making or accounting, ECI will fully bond this individual to cover any potential loss to the State or ECI

PROGRAM SERVICES

ECI will provide opportunities for facility inmates to participate in pre-release programs.

Based upon the Department of Corrections objective to provide a pre-release component to all re-entry programs, ECI will offer a pre-release component which will include, but no be limited to: (1) a community survival skills program; (2) a money management skills program; (3) a community service work program; (4) a job development and preparedness training program; (5) a substance abuse and family counseling program; (6) a vocational and educational training program and, (7) a religious program. ECI has included in its operations manual a detailed pre- release program that is available to all facility inmates. This prerelease program plan has been approved by CDC.

ECI has implemented facility work crews to perform food and laundry services, facility maintenance and groundskeeping, gardening, painting, machinery repair. Supervision of inmates performing assignments is ECI's responsibility.

A certified education program is offered which enables inmates to receive GED's on site.

OPERATIONS

ECI in coordination with CDC, is responsible for the operation of the Community Correctional Facility. ECI has developed written policies and procedures for the daily operation of the facility. These policies and procedures have written CDC approval and include but are not limited to: (1) organizational charts; (2) minimum staffing requirements; (3) staff duty statements; (4) staff training programs to be developed in concert with CDC; (5) periodic inmate counts not less than four times every 24 hours; (6) periodic searches of the facility and inmates for contraband; (7) the use of volunteer personnel; (8) telephone usage by inmates; (9) emergency evacuation plans; (10) quarterly emergency fire drills; (11) work crew assignments; (12) inmate pay procedures; (13) food services; (14) visitation policy; (15) household and maintenance services; (16) inmate medical services; (17) financial management of program funds; and (18) prerelease program.

ECI's facility has been accredited by the A.C.A.
STAFFING
ECI has hired and maintained a full staff able to provide effective around-the-clock coverage at the facility in accordance with minimum staffing as mutually agreed with CDC.

STAFF TRAINING

ECI, in concert with CDC, has developed and implemented a training program for staff that focuses on the knowledge and skills necessary for effective management of inmates and supervision of inmate activities. ECI staff who have daily contact with inmates are required to receive a minimum of 40 hours per year of inservice training. Support Staff who have no direct interaction with inmates receive a minimum of 16 hours per year. Coordination of all training is done with on-site CDC personnel. Training includes instruction in searches, drug detection, discretionary decision making and CPR.

MEDICAL SERVICES

ECI, in conjunction with CDC, has developed and implemented written procedures for routine sick call, and has established written agreements with qualified medical service providers for 24 hour emergency medical services. CDC pays the hospital, doctor, dentist, etc., for inmate medical services rendered upon receipt of an invoice from the medical organization. Inmates with major and/or special needs are returned to the "HUB" institution for treatment.

LIABILITY INSURANCE

ECI provides $1 million in general and professional liability and property insurance coverage for the facility and its employees to cover potential personal injury or property claims.

FOOD SERVICE

Food served will comply with CDC prescribed nutritional standards. Menus are prepared in advance. Special medical dietary needs of inmates will be provided. ECI provides for the purchase and storage of all food. ECI staff plans, prepares, and serves all meals. Food and preparation of meals are handled in accordance with applicable state and local health codes.

HOUSEHOLD SERVICES

ECI provides suitable living and sleeping areas for facility inmates. Written orientation policies and procedures are issued to all inmates upon arrival at the facility. Orientation policies and procedures require CDC written approval at the Regional level. Inmates are also issued written policies and procedures for enforced housekeeping, maintenance and regular issue of bed linen and towels.

FINANCIAL MANAGEMENT OF FUNDS

ECI follows sound financial management practices. ECI's Fiscal Officer is responsible for administering and maintaining adequate fiscal records to determine allowable and applicable program costs in accordance with generally accepted accounting principles. ECI is directly responsible for compliance with all CDC administrative and fiscal regulations related to the contract. ECI administers inmate trust and welfare funds in compliance with CDC's DOM.

INTERNAL CONTROL

The Fiscal Officer and ECI are responsible for all contracted funds. Internal Control procedures have been developed in concert with CDC regulations to reduce the risk of misappropriation.

CONTRACT AMENDMENTS

Any changes in contract terms will require CDC approval. Any changes that materially alter the intent of the program or exceed the contract amount will require a contract amendment that must be approved by the state control agencies and all parties to the contract.

NONDISCRIMINATION CLAUSE

ECI maintains a policy specifying that during the performance of the contract, ECI and its subcontractors will not deny the contract's benefits to any person on the basis of religion, color, ethnic group identification, sex, age, physical or mental disability, nor will ECI and its subcontractors discriminate unlawfully against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical handicap, mental disability, medical condition, marital status, age or sex. ECI insures that the evaluation and treatment of employees and applicants for employment are free of such discrimination.

ECI also complies with the provisions of the Fair Employment and Housing Act (Government Code, Section 12900 et. seq.), the regulations promulgated thereunder (California Administrative Code, Title 2, Section 7285.0 et. seq.), the provisions of Article 9.5, Chapter 1, Part 1, Division 3, Title 2 of the Government Code (Government Code Sections 11135-11139.5), and the regulations or standards adopted by CDC to implement such article.

ECI and its subcontractors will give written notice of their obligations under this clause to labor organizations, if any, with which they have a collective bargaining or other agreement, and will include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the contract.

PERIODIC REPORTS

ECI submits monthly, quarterly and annual program and cost reports to the State in accordance with instructions for there preparation provided by CDC.

PROGRAM AUDITS

Program audits are conducted on a quarterly basis by the CCCA staff from Region and/or Headquarters. Custody/Security, Program Administration, and Physical Plant audits are conducted to insure compliance with CDC standards. Areas noted as partial compliance during any audit are corrected within 30-90 days as specifically stated in the audit.

Within 10 days of the facility receiving official notice as to the areas of partial or non-compliance, a plan of correction is submitted to the CCCA Administrator indicating action to be taken and time frames for full compliance. The CCCA Administrator reviews the plan of correction and either concurs with the plan or specifically identifies the corrective actions to be taken and the time frame for its completion. In case of any discrepancy, the appeal process is available if filed within 10 days of notice. First level of appeal is to the CCCA Administrator and the second level is the Deputy Director of Parole and Community Services Division. At the end of the time limit, the facility is re-audited.

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91)

- - APPROVED BY THE         CONTRACT NUMBER             AM. NO.
ATTORNEY GENERAL             R92.401                     1

               TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045

THIS AGREEMENT, made and entered into this 25TH day of DECEMBER, 1992, in the State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE    AGENCY
Chief, Contract Services Section     Department of Corrections, hereafter called
                                     the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME
Eclectic Communications, Inc. (Baker CCF), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.)

Contract R92.401, dated June 25, 1992, for a community correctional facility and related services is hereby amended effective January 1, 1993 in order to add "free inmate beds at no cost to the State, reduce the per diem rate, increase lease costs and add encumbrances and related changes for the 1993/94 fiscal year. The following paragraphs are revised/added:

1. Page 2, paragraph 3 of the original contract now reads: The total amount payable under this contract shall not exceed $4,036,133 in fiscal year (FY) 1992/93 and $3,973,547 in FY 1993/94. The cumulative total of this contract through June 30, 1994 shall not exceed Eight Million Nine Thousand Six Hundred Eighty Dollars ($8,009,680).

CONTINUED ON 5 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
The provisions on the reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                CONTRACTOR
================================================================================
AGENCY                             CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                   STATE WHETHER A CORPORATION, PARTNERSHIP,
                                   ETC.)
Department of Corrections          Eclectic Communications, Inc.
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)          BY (AUTHORIZED SIGNATURE)
/s/Frank E. Renwick, Chief         /s/Arthur McDonald, President
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING     PRINTED NAME AND TITLE OF PERSON SIGNING
FRANK E. RENWICK, Chief            Arthur McDonald, President
- --------------------------------------------------------------------------------
                                   ADDRESS
TITLE                              1823 Knoll Drive
Contract Services Section          Ventura, CA 93003 (805) 644-8700
- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS    PROGRAM/CATEGORY (CODE AND TITLE)      FUND TITLE
DOCUMENT(61258) 92/93        SUPPORT PROGRAM 31                       GENERAL
$ 3973547.00   93/94         ---------------------------------------------------
- ---------------------------- (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR  3020/32000
THIS CONTRACT                --------------------------------------------------
$ 4097391.00                 ITEM                 CHAPTER  STATUTE  FISCAL YEAR
                                                   587       1992       92/93
- ---------------------------- 5240-001-001(5260)    PEND      1993       93/94
TOTAL AMOUNT ENCUMBERED TO   ---------------------------------------------------
DATE                         OBJECT OF EXPENDITURE (CODE AND TITLE)
$8009680.00                  418.14
- ---------------------------- ---------------------------------------------------
- --------------------------------------------------------------------------------
I HEREBY CERTIFY UPON MY OWN PERSONAL KNOWLEDGE        T.B.A. NO.     B.R. NO.
THAT BUDGETED FUNDS ARE AVAILABLE FOR THE PERIOD
AND PURPOSE OF THE EXPENDITURE STATED ABOVE.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                               DATE
/s/ SHIRLEY A. CLARK                                         6/25/93
    Shirley A. Clark
================================================================================
[ ] CONTRACTOR [ ] STATE AGENCY [ ] DEPT OF GEN. SER. [ ] CONTROLLER  [ ]

                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY

                         Department of General Services

                                    APPROVED
                                  Jul. 15, 1993
                           BY:  /s/ GARY NESS
                                -------------
                                    Gary Ness
                                    Ass't. Chief Counsel

STATE OF CALIFORNIA AND                                     Contract No. R92.401
ECLECTIC COMMUNICATIONS, INC.         22                             Amendment 1

2. Page 1, section 3 (a) of Attachment A of the original contract now reads: As displayed below, Contractor agrees to provide services for male participants selected and assigned to the facility. Contractor further agrees to provide, at no cost to the State, additional free inmate beds (12 free beds for the period January 1, 1993 through June 30, 1994). These participant days are in addition to the reimbursed participant days and shall be identified as "free beds" on monthly invoices submitted by the Contractor. The Contract will be reimbursed at the specified per diem participant day rates:

- --------------------------------------------------------------------------------
                         Reimbursed           "Free Bed"            Total
                       Participant Days/      Participant        Participant
Period                  Per Diem Rate            Days               Days
- --------------------------------------------------------------------------------
7/1/92 - 12/31/92      46,000 @ $38.74           -0-               46,000
1/1/93 - 6/30/93       45,250 @ $36.97          2,172              47,422
7/1/93 - 6/30/94       91,250 @ $36.97          4,380              95,630
- --------------------------------------------------------------------------------

3. Section 7 of Attachment A of the original contract is renumbered and shall read:

         8.       FACILITY LEASE/USE AND MONTHLY PROGRAM DEVELOPMENT COSTS

         Subsection (a) of this section now reads:

         (a) The State shall reimburse the Contractor monthly for actual facility lease/use costs as follows:

                  $32,314 per month for the period 7/1/92 through 12/31/92 $35,453 per month for the period 1/1/93 through 6/30/94 (Net amounts after Contractor receives rental income for employee housing).

         These fees shall be paid monthly in arrears and shall be reported in addition to other charges on the Contractor's monthly invoice. In subsequent months, these fees can be adjusted to reflect: (1) any adjustments allowed in accordance with the terms contained herein and in the FMH, and (2) any legislatively approved funding considerations.

4.       The following sections are renumbered as follows:

         9.       EQUIPMENT REQUEST AND REPLACEMENT FUND PROCEDURES

         10.      INSURANCE REQUIREMENTS AND REIMBURSEMENT RATES

         11.      FIRE CLEARANCE REPORT

         12.      PLACEMENT OF PARTICIPANTS

         13.      INMATE TRUST FUND

         14.      PRE-RELEASE PLANNING

         15.      TIME KEEPING SYSTEM

         16.      MINIMUM REQUIRED STAFFING

5. Page 4, Section 9 (a) of the Attachment A of the original contract (renumbered as section 10) now reads: ". . . Reimbursement for general liability insurance shall not exceed $55,858 effective July 1, 1992."

6. Section 14, Pre-Release Planning, is added to Attachment A of the original contract and shall read:

         The Contract agrees that a pre-release program will be provided to inmates based on available budgeted resources. This requirement shall supersede the requirements currently contained in the Statement of Work and Contractor's Program Statement.

7. Section 16, Minimum Required Staffing, is added to Attachment A of the original contract and shall read:

         The Contractor's minimum required staff and position funding levels for Fiscal Year 1992/93 are detailed in Exhibits 2 and 3 and Exhibit 4 for Fiscal Year 1993/94 (attached hereto and incorporated herein).

All other terms and conditions not amended remain in full force and effect.

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)

- - APPROVED BY THE         CONTRACT NUMBER             AM. NO.
ATTORNEY GENERAL             R92.401                     2

               TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045

THIS AGREEMENT, made and entered into this 27TH day of JUNE, 1994, in the
State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE    AGENCY
Chief, Contract Audit Management     Department of Corrections, hereafter called
Branch                               the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME
Eclectic Communications, Inc. (Baker CCF), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.)

Contract Number R92.401, dated June 25, 1992, which was amended on December 25, 1992 for a community correctional facility and related services is hereby further amended effective July 1, 1994 in order to revise language, add an exhibit related to allotment costs and to add encumbrances and the related changes for the 1994/1995 fiscal year (FY). The following paragraphs are revised:

1. Page 1, Paragraph 1 of amendment 1 now reads: The total amount payable under this contract shall not exceed $4,036,133 in FY 1992/93; $3,973,547 in FY 1993/94; and $3,973,548 in FY 1994/95. The cumulative total of this contract shall not exceed Eleven Million Nine Hundred Eighty-Three Thousand, Two Hundred Twenty-Eight Dollars ($11,983,228).

CONTINUED ON 6 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
The provisions on the reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                CONTRACTOR
================================================================================
AGENCY                             CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                   STATE WHETHER A CORPORATION, PARTNERSHIP,
                                   ETC.)
Department of Corrections          Eclectic Communications, Inc. (Baker CCF)
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)          BY (AUTHORIZED SIGNATURE)
/s/Frank E. Renwick                /s/Marvin Wiebe
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING     PRINTED NAME AND TITLE OF PERSON SIGNING
FRANK E. RENWICK                   Marvin Wiebe, VP Finance and Administration
- --------------------------------------------------------------------------------
TITLE                              ADDRESS
Chief, Contract and Audit          1823 Knoll Drive
Management Branch                  Ventura, CA 93003 (805) 644-8700
- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS    PROGRAM/CATEGORY (CODE AND TITLE)      FUND TITLE
DOCUMENT                     SUPPORT PROGRAM 31                       GENERAL
$ 3,973,548                  ---------------------------------------------------
- ---------------------------- (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR  3020/32000
THIS CONTRACT                --------------------------------------------------
$ 8,009,680                  ITEM                 CHAPTER  STATUTE  FISCAL YEAR
- ---------------------------- 5240-001-001(5260)    139       1994       94/95
TOTAL AMOUNT ENCUMBERED TO   ---------------------------------------------------
DATE                         OBJECT OF EXPENDITURE (CODE AND TITLE)
$11,983,228                  418.14
- ---------------------------- ---------------------------------------------------
- --------------------------------------------------------------------------------
I HEREBY CERTIFY UPON MY OWN PERSONAL KNOWLEDGE        T.B.A. NO.     B.R. NO.
THAT BUDGETED FUNDS ARE AVAILABLE FOR THE PERIOD
AND PURPOSE OF THE EXPENDITURE STATED ABOVE.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                               DATE
/s/ SHIRLEY A. CLARK                                         7/26/94
    Shirley A. Clark
================================================================================
                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY

                                    APPROVED

                                  Aug. 12, 1994

                           BY:  /s/ J.B. WIHLE
                                -------------
                                    J.B. Wihle
                                    Ass't. Chief Counsel

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE) CDC ELECTRONIC (1/94)

ECLECTIC COMMUNICATIONS, INC.        -2-                            R92.401 (A2)
(BAKER CCF)

                          REVERSE OF STANDARD AGREEMENT

1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

5.       Time is of the essence in this agreement.

6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

STATE OF CALIFORNIA AND              -26-                           R92.401 (A2)
ECLECTIC COMMUNICATIONS, INC.
(BAKER CCF)

2.       Page 2, Section 2 of Amendment 1, shall now read:

         3.       PARTICIPANT DAYS AND RATES

                  (a) As displayed below, Contractor agrees to provide services for male participants selected and assigned to the facility. Contractor further agrees to provide at no cost to the State, additional free inmate beds (12 free beds effective January 1, 1993 through June 30, 1995). These participant days are in addition to the reimbursed participant days and shall be identified as "free beds" on monthly invoices submitted by the Contractor. The Contractor will be reimbursed at the specified per diem participant day rates:

- --------------------------------------------------------------------------------
                            Reimbursed        "Free Bed"         Total
                         Participant Days/    Participant     Participant
Period                     Per Diem Rate         Days            Days
- --------------------------------------------------------------------------------
7/1/92 - 12/31/92         46,000 @ $38.74        -0-           46,000
1/1/93 - 6/30/93          45,250 @ $36.97       2,172          47,422
7/1/93 - 6/30/94          91,250 @ $36.97       4,380          95,630
7/1/94 - 6/30/95          91,250 @ $36.97       4,380          95,630
- --------------------------------------------------------------------------------

3.       Page 2, Section 4 of Amendment 1 is amended as follows:

         8.       FACILITY LEASE/USE AND MONTHLY PROGRAM DEVELOPMENT COSTS

                  (a) The State shall reimburse the Contractor monthly for actual facility lease/use costs at an amount not to exceed $32,314 per month for the period July 1, 1992 through December 31, 1992 and $35,453 per month effective January 1, 1993 (net amounts after Contractor receives rental income for employee housing). These fees shall be paid monthly in arrears and shall be reported in addition to other charges on the Contractor's monthly invoice. In subsequent months, these fees can be adjusted to reflect: (1) any adjustments allowed in accordance with the terms contained herein and in the FMH, and (2) legislatively approved funding considerations.

STATE OF CALIFORNIA AND              -27-                           R92.401 (A2)
ECLECTIC COMMUNICATIONS, INC.
(BAKER CCF)

4.       Page 3, Section 6 of Amendment 1, shall now read:

         10.      INSURANCE REQUIREMENTS AND REIMBURSEMENT RATES

                  (a) State shall reimburse the Contractor in arrears for the actual cost of general liability insurance only as specified in the FMH. The reimbursement of automobile and other insurance costs are included in the per diem rate. Reimbursement for general liability insurance shall not exceed $55,858 for FY 1992/93 and FY 1993/94 and $55,860 for FY 1994/95.
                           Prior to reimbursement, a copy of the bill from the Contractor's insurance carrier clearly stating the term, facility location, type of coverage and cost must be submitted to the CCCA Administrator upon annual renewal of insurance.

5.       Page 3, Section 8 of Amendment 1 is amended as follows:

         16.      MINIMUM REQUIRED STAFFING

                  The Contractors minimum required staff and approximate position funding levels are detailed in Exhibits 2 and 3 for FY 1992/93; Exhibit 4 for FY 1993/94; and Exhibit 5 for FY 1994/95 (attached hereto and incorporated herein).

6. The following paragraph is added to the Scope of Services, Attachment A, of the original contract:

         17.      CONTRACT ALLOTMENT COSTS

                  The State will reimburse the Contractor for allotment costs for FY 1994/95 as detailed in Exhibit 6 (attached hereto and incorporated herein).

The following paragraphs contained in the original contract, Attachment B, General Terms and Conditions are revised to read:

7. PAGE 1, SECTION 2, AUDITS: The contracting parties shall be subject to examinations and audits for a period of three years after final payment under the contract. The examinations and audits shall be confined to those matters connected with the performance of the contract including, but not limited to, the costs of administering the contract.

8. PAGE 2, SECTION 8, NONDISCRIMINATION CLAUSE (STD. 17A): During the performance of this contract, Contractor and its subcontractors shall not unlawfully discriminate, harass or allow harassment, against any employee or applicant for employment because of sex, race, color, ancestry,religious creed, national origin, physical disability (including HIV and AIDS), mental disability, medical condition (cancer), age (over 40), marital status, and denial of family care leave. Contractors and subcontractors shall insure that the evaluation and treatment of their employees and applicants for employment are free from such discrimination and harassment. Contractors and subcontractors shall comply with the provisions of the Fair Employment and Housing Act (Government Code Section 12900 et seq.) and the applicable regulations promulgated thereunder (California Code of Regulations, Title 2,
         Section 7285.0 et seq.). The applicable regulations of the Fair Employment and Housing Commission implementing Government Code Section 12990 (a-f), set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this contract by reference and made a part hereof as set forth in full, Contractor and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreement.

         The Contractor shall include the nondiscrimination and compliance provisions of this clause in all subcontracts to perform work under the contract.

The following paragraphs are added as General Terms and Conditions to the contract:

9.       REPORTABLE PAYMENTS IDENTIFICATION AND CLASSIFICATION REQUIREMENTS

         Contractor shall comply with State and Federal Reportable Payment Identification and Classification Requirements by fully completing the "Vendor Data Record." Contractor understands and agrees that if he/she does not FULLY COMPLETE THE Vendor Data Record, the State shall reduce the total contract amount by thirty-one (31) percent for federal backup withholding and seven (7) percent for State income tax withholding.

10.      TAXATION

         Pursuant to California Revenue and Taxation Code Section 18806.1, the Contractor may be subject to a one percent (1%) State income tax withholding.

11.      CORPORATE STATUS CERTIFICATION

         If the Contractor is a corporate entity, the person signing on behalf of the corporation named as Contractor does certify under penalty of perjury that the corporation is currently in good standing with the Office of the Secretary of State and is qualified to do business in the State of California.

12.      INDEPENDENT CONTRACTOR CERTIFICATION

         All services provided by the Contractor under this contract shall be performed in an independent Contractor capacity. The Contractor shall be responsible for withholding all applicable employee taxes.

All other terms and conditions not amended remain in full force and effect.

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)

- - APPROVED BY THE         CONTRACT NUMBER             AM. NO.
ATTORNEY GENERAL             R92.401                     3

               TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045

THIS AGREEMENT, made and entered into this 1ST day of JULY, 1994, in the
State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE    AGENCY
Chief, Contract Audit Management     Department of Corrections, hereafter called
Branch                               the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME
Eclectic Communications, Inc. (Baker CCF), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.)

Contract Number R92.401, dated June 25, 1992, which was amended on December 25, 1992 and June 27, 1994 for a community correctional facility and related services is hereby further amended effective July 1, 1994 in order to revise and add various contract documents, allow cost adjustments for fiscal year (FY) 1994/95, allow for reimbursement for renovation costs for FYs 1994/95 and 1995/96, and to add encumbrances and the related changes for the 1995/96 FY. The following paragraphs are revised:

1. The following documents referenced on Page 2, Subparagraphs 1(c) and 1(d) of the original contract are revised: Contractor's Program Statement (Revised Attachment C; attached hereto and incorporated herein) and the State's Statement of Work for Private Community Correctional Facilities dated july 1994 (by reference is a part of the contract).

CONTINUED ON 33 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
The provisions on the reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                CONTRACTOR
================================================================================
AGENCY                             CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                   STATE WHETHER A CORPORATION, PARTNERSHIP,
                                   ETC.)
Department of Corrections          Eclectic Communications, Inc. (Baker CCF)
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)          BY (AUTHORIZED SIGNATURE)
/s/Frank E. Renwick                /s/Marvin Wiebe
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING     PRINTED NAME AND TITLE OF PERSON SIGNING
FRANK E. RENWICK                   Marvin Wiebe, VP Finance and Administration
- --------------------------------------------------------------------------------
TITLE                              ADDRESS
Chief, Contract and Audit          1823 Knoll Drive
Management Branch                  Ventura, CA 93003 (805) 644-8700
- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS    PROGRAM/CATEGORY (CODE AND TITLE)      FUND TITLE
DOCUMENT                     SUPPORT PROGRAM 31                       GENERAL
     60,107    94/95
$ 4,063,207    95/96         ---------------------------------------------------
- ---------------------------- (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR  3020/32000
THIS CONTRACT                --------------------------------------------------
$ 11,983,228                 ITEM                 CHAPTER  STATUTE  FISCAL YEAR
- ---------------------------- 5420-001-001(5260)    139       1994       94/95
TOTAL AMOUNT ENCUMBERED TO   ---------------------------------------------------
DATE                         OBJECT OF EXPENDITURE (CODE AND TITLE)
$ 12,043,335                 418.14
- ---------------------------- ---------------------------------------------------
- --------------------------------------------------------------------------------
I HEREBY CERTIFY UPON MY OWN PERSONAL KNOWLEDGE        T.B.A. NO.     B.R. NO.
THAT BUDGETED FUNDS ARE AVAILABLE FOR THE PERIOD
AND PURPOSE OF THE EXPENDITURE STATED ABOVE.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                               DATE
/s/ SHIRLEY A. CLARK                                         6/1/95
    Shirley A. Clark
================================================================================
                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY

                                    APPROVED

                                  Jun. 16, 1995

                           BY:  /s/ J.B. WIHLE
                                -------------
                                    J.B. Wihle
                                    Ass't. Chief Counsel

STATE OF CALIFORNIA AND              -2-                             R92.401(A3)
ECLECTIC COMMUNICATIONS, INC.
(BAKER CCF)

2. Page 1, Paragraph 1 of Amendment 2 now reads: The total amount payable under this contract shall not exceed $4,036,133 in FY 1992/93; $3,973,547 in FY 1993/94; $4,033,655 in FY 1994/95; and $4,043,207 in
         FY 1995/96. The cumulative total of this contract shall not exceed Sixteen Million, Eighty-Six Thousand, Five Hundred Forty-Two Dollars ($16,086,542).

3. Page 3, Paragraph 2 of Amendment 2, the chart displaying participant days and per diem rates is revised:

- --------------------------------------------------------------------------------
                       Reimbursed           "Free Bed"           Total
                     Participant Days/      Participant       Participant
Period                Per Diem Rate            Days              Days
- --------------------------------------------------------------------------------
7/1/92 - 12/31/92     46,000 @ $38.74           -0-             46,000
1/1/93 - 6/30/93      45,250 @ $36.97          2,172            47,422
7/1/93 - 6/30/94      91,250 @ $36.97          4,380            95,630
7/1/94 - 6/30/95     91,250 @ $37.263          4,380            95,630
7/1/95 - 6/30/96      95,892 @ $35.54            0              95,892
- --------------------------------------------------------------------------------

4.       Page 3, Paragraph 3 of Amendment 2, Subparagraph 8(a), shall now read:
         Effective July 1, 1994, CDC shall reimburse Contractor monthly in arrears for actual base facility lease costs not to exceed $438,196 per fiscal year (net amounts after Contractor receives rental income for employee housing). Contractor shall submit, with their monthly invoice, a canceled check for actual monthly lease costs incurred and paid. No addendums or side letters to the facility lease will be recognized by CDC that does not have prior written approval by the CCCA Administrator. In subsequent months, these fees can be adjusted to reflect: 1) any adjustments allowed in accordance with the terms contained herein and in the FMH, and 2) legislatively mandated approved funding considerations.

5. Page 4, Paragraph 4 of Amendment 2: Reimbursement for general liability insurance shall not exceed $77,126 per fiscal year effective July 1, 1994.

6. Page 4, Paragraph 5 of Amendment 2: The Contractors minimum required staff and approximate position funding levels are detailed in the revised Exhibit 5 for FY 1994/95 and Exhibit 10 for FY 1995/96 (attached hereto and incorporated herein).

STATE OF CALIFORNIA AND              -31-                            R92.401(A3)
ECLECTIC COMMUNICATIONS, INC.
(BAKER CCF)

7. Page 4, Paragraph 6 of Amendment 2: The State will reimburse the Contractor for allotment costs as detailed int he revised Exhibit 6 FY 1994/95 and Exhibit 9 for FY 1995/96 (attached hereto and incorporated herein).

The following paragraphs are added as Scope of Services provisions to the contract:

8.       ARMORY RENOVATION

         The State will reimburse the Contractor for one-time renovation costs of $4,750 in FY 1994/95 for the renovation of the armory. No renovation work shall commence until specifications and bids have been received and approved in writing by the CCCA Administrator. All renovation and equipment costs must comply with the competitive three bid process. Contractor shall submit actual receipts with invoices for reimbursement.

9.       HOLDING CELLS CONSTRUCTION

         Contractor shall construct three holding cells for the 262 bed population for a total cost not to exceed $33,579 in FY 1995/96. No construction shall commence until specifications and bids have been received and approved in writing by the CCA Administrator. All construction costs must comply with the competitive three bid process. The State shall reimburse the Contractor for actual costs upon receipt of invoices. Actual receipts must be submitted with invoices for reimbursement.

10.      POST ASSIGNMENTS

         The Contractor agrees to schedule staff in accordance with post assignment schedule summaries and details and specified in Exhibits 7 and 8(a) through 8(d) for FY 1994/95 and Exhibits 11 and 12(a) through 12(d) for FY 1995/96, which are attached hereto and incorporated herein.

STATE OF CALIFORNIA AND               -32-                           R92.401(A3)
ECLECTIC COMMUNICATIONS, INC.
(BAKER CCF)



11.      EMERGENCY MEDICAL CARE TRANSPORTATION/SUPERVISION

         The State shall reimburse the Contractor for necessary overtime related transportation and supervision of inmates for emergency medical care. Reimbursement will not be made for straight time staffing costs (which are included in the monthly per diem payments) unless back-up staff are called in to back-fill open posts caused by the transportation/supervision of inmates for emergency medical care. Invoices must include the following:

         o Date of emergency medical care service
         o Date of approval by HUB institution
         o Inmate name and CDC number
         o Type of emergency medical care
         o Signature of CDC's approving agent
         o Regular work hours of staff person
         o Overtime hours related to emergency medical care, inmate supervision and/or transportation

12.      EMERGENCY RELEASE FUNDS

         Upon release from prison, inmates are entitled to funds to assist with necessary transportation costs. In the event that release funds are not received prior to the release date of an inmate, the Contractor shall issue a check to the inmate, as authorized by the Parole Agent, to cover the release funds. The State shall reimburse the Contractor for release funds issued on an emergency basis. Invoices must include a copy of the Release Statement (CDC Form 102), signed by the Parole Agent authorizing the transaction and the inmate.

All other terms and conditions not amended remain in full force and effect.

                                                            Revised Attachment C
                                                       Contract No. R92.401 (A3)
                                                                 (1 of 16 pages)

                          Eclectic Communications, Inc.
                                   (Baker CCF)

                         Contractor's Program Statement

                         COMMUNITY CORRECTIONAL FACILITY
                                PROGRAM STATEMENT
                 ECLECTIC COMMUNICATIONS, INC. - BAKER FACILITY

ORGANIZATION

Eclectic Communications, Inc. (E.C.I.) will provide, ready for occupancy, a facility suitable for twenty-four hour secure housing for two hundred sixty-two male adult offenders. The security of the facility will be the responsibility of the on-site CDC staff who will monitor E.C.I. staff in accordance with CDC regulations and policies in the day to day operation of the facility. All significant security concerns will be reported to the CDC lieutenant or CDC representative within twenty-four hours. Legal jurisdiction of the inmates at Baker CCF will remain with the Director of CDC.

Clear lines of communications and authority between CDC on-site staff and with E.C.I. have been established.

E.C.I. will provide CDC with the facility organizational chart, job descriptions and post orders for custody staff. The Post Orders are in compliance with DOM
Section 51040.1 through 51040.9.

ADMINISTRATION AND MANAGEMENT

E.C.I. has a Conditional Use Permit from San Bernardino County which documents current compliance with applicable zoning and other ordinances, laws, rules and regulations concerning building, sanitation, health, safety and fire codes.

E.C.I. has an established and active Community Advisory Board who are elected officials of the district. We also maintain an active, positive relationship with the media both locally and in the county.

E.C.I. provides one million dollars in general and professional liability and property insurance coverage for the facility and its employees to cover potential personal injury or property claims.

E.C.I. has a current Policy and Procedures Manual which provides clear and concise details for the daily operation of the C.C.F. and its programs. This manual has been made available to and approved by the on- site CDC staff.

E.C.I. maintains a policy specifying that during the performance of the contract E.C.I. and its subcontractors will not deny the contract's benefits to any person on the basis of religion, color, ethnic group identification, sex, age, physical or mental disability, nor will E.C.I. or its subcontractors discriminate unlawfully against any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical handicap, mental disability, medical condition, marital status, age or sex. E.C.I. insures that the evaluation and treatment of employees and applicants for employment are free of such discrimination.

E.C.I. also complies with the provisions of the Fair Employment and Housing Act government code, Section 12900ET.SCQ. (The regulations promulgated thereunder California Administrative Code, Title II, Section 7285.0ET. SEG), the provisions of Article 9.5, Chapter 1, Part 1, Division 3, Title II of the Government

                                    Page - 1

Code (Government Code Sections 1135-1139.5) and the regulations or standards adopted by CDC to implement such article. E.C.I. and its subcontractors will give written notice of their obligations under this clause to labor organizations, if any, with which they have collective bargaining or other agreement, and will include the non-discrimination and compliance provisions of this clause and all subcontracts to perform work under the contract. E.C.I. has a written policy to guard against conflict of interest (Employee Handbook) which is in compliance with the Fair Political Practices Act and conditions stipulated in the Financial Management Handbook (FMH). This policy states specifically that no employee shall use his or her official position to secure privileges or advantages.

PERSONNEL

E.C.I. will recruit, hire, train and maintain able bodied nonpeace officer staff to provide twenty-four hour custody coverage of the C.C.F. in accordance with the staffing requirements specified in the contract.

All personnel selected by E.C.I. to work in the facility will be subject to a CDC prescribed background investigation prior to actual employment. CDC may provide provisional clearance for hiring employees pending final approval once background clearances are completed.

E.C.I. has written personnel procedures which provide for an employee with grievance and appeal process. (Employee Handbook) E.C.I. has submitted to CDC a written job description for all positions. Each job description included job title, responsibility of the position and required minimum experience and education. In addition, E.C.I. will submit current Post Assignment Schedules to local CDC staff.

E.C.I. has a written policy in accordance with DOM prohibiting fraternization between E.C.I. staff and inmates in the facility. It also requires that each employee, agent and subcontractor shall be subject to prohibitions in respect to all inmates assigned, held in custody or former inmates and the inmate's family and friends.

E.C.I. will not hire or subcontract to any ex-felons on active parole or probation or if they are required to register as sex offenders pursuant to Penal Code Section 290 or if such offender has a violent felony as defined in Section
667.5 of the Penal Code. Ex-felons will not be in a position that provides direct custody supervision of inmates without prior approval from CDC. It is the policy of E.C.I. to obtain written approval to employ any ex-offender from the Director of the California Department of Corrections. If such offender is assigned to duties that involve policy decision making or accounting, E.C.I. will fully bond this individual to cover any potential loss to the state or E.C.I.

E.C.I. has a written policy and a training program which prohibits any form of sexual harassment in accordance with local, state and federal guidelines.

E.C.I. provides inmates and employees a drug free work place.

TRAINING

E.C.I. in conjunction with CDC has developed and implemented a training program for staff which clearly defines the knowledge and skills necessary for effective management of inmates and the supervision of their

                                    Page - 2

activities specific to a CCF. Custody staff, whether permanent or temporary shall be familiar with custody operations specified in DOM Sections 52010 through 52110.

Custody and operational areas such as search and seizure, arrest procedures, disposition of contraband, drug detection, drug testing, discretionary decision making, Cardiopulmonary Resuscitation (CPR), inmate count, emergency procedures, supervision of inmates, inmate appeals (CDC Form 602), inmate property, preparing disciplinary reports (CDC 115) inmate mail, inmate use of the telephone, daily activity report (DAR), control of dangerous and toxic substances, tool control, and report writing shall be included in the custody staff training requirements.

E.C.I. maintains records and individual staff training files that document compliance with these training requirements. E.C.I. will insure that custody personnel read and sign the CCF's post orders (DOM Section 51040.6.1). E.C.I. will ensure that CCF employees, including temporary employees complete the 32 hour CDC entry level orientation and training courses within the first year of employment. All CCF employees will be required to complete 40 hours of in-service training annually including but not limited to sexual harassment, inmate and staff relations and first aid.

ARREST, SEARCH AND SEIZURE

E.C.I. staff may conduct searches of the facility at any time. Any contraband discovered shall be given to CDC personnel assigned to the facility for administrative disposition and/or to local law enforcement for possible criminal prosecution of the inmate or inmates.

Search and seizure conducted by E.C.I. will comply with the requirements of CCR Sections 3006 and 3287 and DOM Sections 52050.18 through 52050.18.3.

E.C.I. staff will administer urine testing to the inmate in compliance with CCR
Section 3290.

CLASSIFICATION

E.C.I. understands that classification is a continual diagnostic and prescriptive process involving a systematic study of each inmate's needs. E.C.I. has established an operational plan in accordance with DOM and the CCF Screening Handbook which shall ensure a process for review of each inmates needs upon arrival at the CCF and as necessary thereafter. E.C.I. staff and CDC staff shall participate in the classification process in accordance with DOM Section 62010.

This process shall apply uniformly: each inmate shall be individually classified and assigned a specific scheduled activity in the CCF.

Each classification determination which adversely affects the inmate's length of confinement and/or program participation shall be made by the classification committee. Such classification determinations include establishing and changing restrictions and supervision for control purposes, or to ensure the security of the facility and safety of all persons. The decision of the classification committee shall be documented in the inmate's file. Copies of any pertinent documents will be given to the inmate.

DISCIPLINE

                                    Page - 3

E.C.I. has developed an inmate disciplinary operational plan which meets the requirements of CDC's policy, due process, and specified time limits. E.C.I. staff shall initiate and participate in informal and formal disciplinary actions within the context of progressive disciplinary practices. E.C.I. will be the first level of review regarding informal action. E.C.I. staff will have the responsibility of documenting negative behavior and writing the initial charges in accordance with CDC's policy and regulations. CDC staff will determine disciplinary action as administrative or serious. CDC staff has the final authority in all formal disciplinary actions.

APPEALS

E.C.I. will ensure inmate appeal forms (CDC Form 602) are readily available to all inmates. E.C.I. staff will provide the assistance necessary to ensure that inmates who have difficulty communicating in writing English have access to the appeal process. E.C.I. will respond to appeals at the informal level if the issue is contract-related. The Parole Agent II and/or Parole Agent III shall review or assign to appropriate E.C.I. staff inmate appeals at the first formal level. No reprisal shall be taken against any inmate for filing an appeal. E.C.I. will ensure that all the appeals are filed in accordance with CCF Sections 3084 through 3084.7. E.C.I. and CDC shall provide ongoing training to staff to assure adherence and compliance with these policies.

RECORDS

The Parole Agent II assigned to E.C.I. will maintain a local case file for each inmate assigned to the CCF. Each case file shall include appropriate material from the inmate's central file necessary to the CCF program as provided by CDC. All local case files shall be secured in a locked file cabinet marked "Authorized Personnel". Only authorized CDC and contractor staff shall have access to these case files. E.C.I. will submit Daily Movement Sheets to the CCCA Administrator including information on CDC inmates received and discharged.

E.C.I. has a written policy and procedures regarding the confidentiality of individual case records which addresses client access, staff access and release of information.

FACILITY

E.C.I. will provide, ready for occupancy, a facility suitable for twenty-four hour secure housing for 262 adult offenders. The facility is equipped to monitor within as well as detect any unauthorized ingress/egress and has a fire clearance approved by the State Fire Marshal pursuant to Section 13143.6 of the Health and Safety Code. The Facility is configured to supply sufficient space and accommodations for living and sleeping areas, indoor and outdoor recreation, visiting, administrative office for E.C.I. staff and on-site CDC personnel, centralized food and household services, and secure storage of residents' personal property, and has adequate parking space for staff and visitors.

E.C.I. provides suitable living and sleeping areas for the facility inmates. Written orientation policies and procedures are issued to all inmates upon arrival at the facility. Inmates are also issued written policies and procedures for enforced housekeeping, maintenance and regular issue of bed linen and towels. E.C.I. facility is inspected for sanitation and health codes of the applicable government jurisdiction on an annual basis. The reports of the inspection are kept on file.

                                    Page - 4

E.C.I. has a written policy and procedure governing the use of telephones. Inmates are permitted reasonable access to telephones for personal and program-related purposes. E.C.I. has adequate telephone services available to conduct business and respond to emergencies. E.C.I. ensures that staff are trained in the using of telephone to respond to an emergency.

GENERAL ARMORY OPERATIONS

E.C.I. has provided adequate space in a designated area of the facility for storage of firearms, chemical agents and less than lethal weapons. The armory is the sole responsibility of CDC and is not accessible by E.C.I. staff.

SAFETY AND EMERGENCY PROCEDURES

E.C.I. has a written emergency and evacuation plan and procedures in accordance with DOM Section 55010 (restricted volume). These procedure includes the following: evacuation plan; how the facility will respond to fire, natural disasters such as earthquakes, disturbances such as inmate riots, strikes and lock downs; attacks, explosions; or any incident that threatens the safety and security of the CCF. Copies of this plan have been submitted to local CDC personnel. E.C.I. has developed a written disturbance control plan with the assistance of the CDC Lieutenant and mutual aid agreements that have been established with local and state law enforcement agencies.

The emergency evacuation plan and the disturbance control plan shall not be made available to inmates. E.C.I. shall ensure that all CCF staff comply with this restriction.

E.C.I. has written the policies and procedures which specify its fire prevention regulations and practices to ensure the safety of staff, inmates and visitors. This plan includes provision for adequate fire protection service, emergency evacuation plans posted throughout the facility, a procedure for fire inspections and equipment testing at least on a quarterly basis, an annual inspection and fire clearance by local and state officials, and the availability of fire protection equipment at appropriate locations throughout the facility.

The facility is equipped with automatic smoke detecting devices which are required by the State Fire Marshal. These devices are tested in accordance with the manufacturer's requirements and documentation is kept on file.

E.C.I. also has written procedures in accordance with DOM Section 52030 for the storage, accountability, handling and dispensing of all volatile, toxic or hazardous materials and substances.

E.C.I. will ensure that working and living areas for inmates and staff are free from unsafe, unhealthy exposure to toxic or hazardous materials that could lead to personal injury or illness. E.C.I. ensures that visitors, especially children are not exposed to any materials considered volatile, toxic or hazardous.

FOOD SERVICES

E.C.I. provides food service at Baker CCF that meets CDC's nutritional standards consistent with DOM Sections 54080. E.C.I. staff have developed and follow approved menus which are submitted to a licensed dietitian for approval on an annual basis. E.C.I. staff taste test all foods prior to serving to inmates.

                                    Page - 5

The menus as mentioned in the above paragraph comply with nutritional standards and are approved by a licensed dietitian. All menus are prepared in advance indicating what substitutions shall be used in the event there is spoilage or shortage. E.C.I. does provide for special dietary needs of inmates. The Food Administrator is responsible for food purchases, meal planning and serving, and sanitation of culinary areas that meet state and local health department requirements.

E.C.I. retains a refrigerated sample of meals served for seventy-two hours to determine what food items may be responsible in the event of alleged food poisoning or infection. In case or food poisoning or infection these samples are made available to medical staff, state or local health officials, for analysis.

E.C.I. complies with local and state sanitation and health codes and is inspected annually. All culinary personnel are inspected for clean hands and fingernails, wear hairnets or caps and wear clean washable garments. They are in good health and have been approved by the Medical Department for culinary work. All staff have local food handlers certification. All food is stored properly at the completion of each meal and appropriate space and equipment is available for the proper storage and refrigeration of food supplies.
The kitchen and dining room is ventilated, properly furnished and clean.

GENERAL

INMATE CLOTHING

CDC provides the inmate clothing similar to the CDC institution clothing. The clothing is purchased from Prison Industry Authority. Also E.C.I. has developed a written plan for facility laundry services to be provided by an inmate work crew.

FINANCIAL MANAGEMENT OF FUNDS

E.C.I. follows sound financial management practices. E.C.I.'s financial officer is responsible for administering and maintaining adequate fiscal records to determine allowable and applicable program costs in accordance with the generally accepted accounting principles. E.C.I. is directly responsible for compliance with all CDC administrative and fiscal regulations related to the contract. E.C.I. administers inmate trust and welfare funds in compliance with CDC DOM and the Financial Management Handbook.

INTERNAL CONTROL

E.C.I.'s Fiscal Officer is responsible for all contracted funds. Internal control procedures have been developed in concert with CDC regulations to reduce the risk of misappropriation. E.C.I. will submit various monthly, quarterly and annual program costs and reports to the CCCA Administrator in accordance with the Financial Management Handbook.

SMOKING POLICY

E.C.I. has developed an outdoor area designated for smoking. Smoking shall not be permitted inside the housing areas.

OUTGOING MAIL

                                    Page - 6

All outgoing articles of correspondence from E.C.I. sent by contract staff, CDC staff or an inmate shall be clearly labeled or stamped with the words COMMUNITY CORRECTIONAL FACILITY.

PROGRAM OPERATIONS

GENERAL

E.C.I. is responsible for the daily operation of Baker CCF in accordance with the DOM and any written communications from CCCA Administrator following discussion by both parties.

PRE-RELEASE PLANNING

E.C.I. provides pre-release program services subject to available budgeted resources. E.C.I. ensures that program includes the lessons in employability skills, communication skills, money management, community resources, family and social interactions and parole resources. E.C.I. pre-release curriculum meets the minimum content noted in DOM Section 53090.6. Instructional staff and materials for pre-release program ensure the inmate's familiarization with service agencies such as the Department of Rehabilitation, Social Security Administration, Department of Motor Vehicles, and the Employment Development Department. There is adequate space, seating, equipment and supplies.

DRUG ABUSE/MRT PROGRAM

E.C.I. has a substance abuse course entitled Moral Reconation Therapy or MRT. MRT is part of the Pre- Release Program and participation is mandatory if selected. Selection into the program is made during the Intake Counseling Process when inmates first arrive at Baker CCF.

All materials used in MRT are at no cost to inmates. The Case Manager III is responsible for coordinating the program.

WORK INCENTIVE

E.C.I. has established and maintains Inmate Work Training Incentive Program (IWTIP) positions for work assignments either within the facility or outside the facility in accordance with the Department's Classification Manual, DOM and any revisions thereto. E.C.I. and CDC on-site staff through classification assign each inmate who qualifies to participate in the IWTIP to such positions. Inmate Work Incentive Program positions may be paid from the contractor's Trust Fund account.

Work assignments outside the facility are directed toward providing relevant work experience. They also provide supervised work crew assignments to benefit various local government agencies provided that such assignments do not displace local government employees. E.C.I. records all the hours spent by each inmate on assignments and reports the total hours for all inmates on each quarterly cost report as required by the FMH. E.C.I. also submits Inmate Work Training Assignments Monthly Report (CDC Form 1169) by the fifth working day of each month to CDC Institutions Division.

E.C.I. has established an Inmate Trust Fund account solely for the acceptance of reimbursements from the State to pay inmates for completed work/training assignments and for disbursing to inmates credits for such

                                    Page - 7

payments earned. Internal controls over the Inmate Trust Fund have been established by E.C.I. subject to approval by CDC in accordance with the FMH.

COMMUNITY SERVICE

One of E.C.I.'s main objectives is to increase the rate of the inmates' successful reintegration into society. To achieve this objective E.C.I. actively solicits community service projects for inmate participation. Baker CCF projects include the following:

                  Local Volunteer Fire Department Crew

                  Community Park Crew

                  School District Crew

                  University of California at Riverside Crew

                  Local Housing Crew

All outside community service crews operate in accordance with DOM and an approved Memorandum of Understanding. All community service projects have CDC approval and are supervised by properly trained staff. It is hoped that the personal goal of inmates performing community service assignments is to learn skills which may be utilized upon their return to society and to increase their chance of successful reintegration as law abiding citizens.

EDUCATIONAL PROGRAMS

E.C.I. has an educational program to provide inmates with occupational and social skills to help them function better in the CCF and upon their return to society. These programs are consistent in quality and content and in compliance with DOM Section 53090.

The Baker CCF educational programs are approved by the local school and college districts and use the competency-based adult education curriculum. This curriculum is designed to provide individually assessed academic skills levels to prepare inmates for the General Education Development (GED) test, and to strengthen and enhance their academic achievement levels.

E.C.I. insures that inmates achieving below a 6.0 grade level or with limited English proficiency are assigned to adult basic education or English as a second language in accordance with available resources. E.C.I. classrooms are properly lighted, well ventilated and smoking is not permitted in the classrooms.

Educational programs are conducted Monday through Friday year round excluding State and national holidays for a minimum of six hours a day. In addition, E.C.I. provides three nights a week of basic education during off duty hours for those inmates who are involved in other programs.

RELIGIOUS PROGRAMS

                                    Page - 8

E.C.I. allows and facilitates religious programs using community volunteer resources consistent with the safety and security needs of Baker CCF. E.C.I. provides religious services on weekends and during the week.

Inmates are not assigned as ministers or religious counselors on a full-time basis, however do volunteer to help when approved by the minister.

LIBRARY SERVICES

E.C.I. maintains an inmate library and it includes a logical organization of materials to satisfy the needs of the user; information services to locate facts as needed; promotions of library materials through publicity, a list of books, special programs and other appropriate items in a congenial library atmosphere. Library services at Baker CCF are certified by Barstow Community College. Library hours are scheduled at least a minimum of thirty hours per week. Law library access shall be provided through a CDC Hub Institution. Inmate requesting use of law library material shall be transported to the Hub institution. Once an inmate has completed use of the institution's law library resources, he shall be returned to the CCF.

VISITING

E.C.I. believes that visiting should be encouraged as a means of developing and maintaining healthy family and community relationships. Therefore visiting is allowed a minimum twelve hours of contact visiting per week. These procedures are consistent with DOM Section 54020 and CCR Section 3170. The degree of visiting is consistent with the overall security requirements of the facility. Visit request are subject to denial or restrictions by CDC staff for violations of the conditions under which such activities are permitted.

Appropriate space, including parking is provided to accommodate visitors and is accessible to persons with disabilities. A separate area is provided for law enforcement/attorney/Administrative Hearing interviews if needed during the scheduled visiting periods.

The privacy of inmates is not imposed upon except as necessary for identification of persons to maintain order, acceptable conduct and to prevent the introduction of items, commodities or substances which inmates are not permitted to possess.

Limitation on length and frequency of visits and the number of persons to visit inmates at the same time shall be imposed to avoid overcrowding and/or ensure equal allocation of visiting resources. Visiting will not conflict or supersede required inmate participation in CCF activities such as full-time work/training assignments. All visitors shall be notified upon entering the grounds that their person, vehicle and articles of property in their possession are subject to search to the degree necessary to ensure security and to prevent the introduction of contraband. This policy is consistent with DOM Section 54020.

CANTEEN

E.C.I. has established an inmate canteen program and operating procedures in compliance with DOM Section 54070 and Appendix J in the Financial Management Handbook. E.C.I. has developed the canteen items and the price list that ensure a reasonably sufficient inventory of items to meet the needs of the inmate population. The price list is current and posted in the Inmate Canteen, the Library and each dormitory.

                                    Page - 9

Copies are made available to each inmate. Canteen hours are during the nonworking hours and are twice a week on Saturday and Sunday. E.C.I. has an established Inmate Welfare Fund as specified in the Financial Management Handbook. Any profit derived by E.C.I. from the inmate canteen program is deposited in the Inmate Welfare Fund. IWF Statement of Operations is posted on a quarterly basis.

RECREATION PROGRAMS

E.C.I. has an active recreation department with activities that include a variety of games, sports, entertainment, physical development and audio/visual programs. Participation is voluntary and during the inmate's leisure time. Special time is also scheduled for those inmates who work their regular hours. E.C.I. recognizes that recreation is an integral part of the correctional program and does everything to maintain and promote a safe, secure and healthful conditions to promote physical fitness and relaxation.

HOBBYCRAFT

E.C.I. has a Hobby Shop where inmates can make crafts such as cigarette lighter holders, clocks and picture frames for their personal use or for sale to the public. Participation is voluntary and during the inmate's leisure time. Use of the hobby shop is at no cost to the inmates and on a first come first serve basis. Most materials used are paid for by the inmates but all Hobby Shop equipment used is at no cost. The Hobby Shop Coordinator is responsible for a safe, secure and healthful condition to promote a stress free environment.

MEDICAL SERVICES

E.C.I., in conjunction with the designated HUB Institution has developed and implemented written procedures for routine sick call and emergency medical and/or dental services consistent with CDC Instructional Memorandum 91/3, issued December 19, 1991. E.C.I. provides nursing services to the inmate population, which includes triage of inmate health care complaints and making appropriate referrals to physicians. It provides basic treatments for injuries and illnesses including dressings, bandages, hot and cold therapy and dispensing medications. The on-site nurse is the liaison between the Hub Facility Chief Medical Officer and the facility. She maintains accurate and confidential health records and provides administrative services such as making appointments for inmates and processing general paperwork required to operate inmate health care and outpatient services.

QUARTERLY INSPECTIONS AND ANNUAL PROGRAM AUDITS

The CCF's security operations and management will be inspected quarterly by the assigned CDC Parole Agent III or designee. The quarterly inspections will enable the facility management and assigned CDC staff to address and resolve daily operational problems as they arise.

The CCF shall be audited annually by CCCA's Audit Compliance Staff. Within 30 days of receiving the annual CCF audit report the contractor shall submit to CCCA a corrective plan in response to the findings and recommendations. This plan must include time frames for complying with audit findings and recommendations.

                                    Page - 10

Upon receiving the CCF corrective action plan, CCCA will review the action to be taken. The CCCA Administrator may concur with the corrective action plan proposed or refer all, or part of the plan to CDC assigned Parole Agent III for follow-up and resolution. If the CCF remains out of compliance with CDC standards and contract requirements, a one percent penalty may be imposed against the facility's monthly invoice and doubled for each succeeding month of continued noncompliance.

In cases where contractor disagrees with CDC audit findings, the appeal process is available. An appeal must be filed by the contractor within ten days of receiving CCCA's written notice of noncompliance. The first level of appeal is to CCCA Administrator, the second level of appeal is to the Deputy Director, Parole and Community Services Division , and the third level of appeal is to the Director of Corrections. The ruling of the Director is final, however, the contractor may seek remedy outside the Department if unsatisfied with the ruling of the Director.

An uncorrected breach of security, health or safety standards can result in immediate cancellation of the contract following discussion by both parties.

                                    Page - 11

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)

- - APPROVED BY THE         CONTRACT NUMBER             AM. NO.
ATTORNEY GENERAL             R92.401                     4

               TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045

THIS AGREEMENT, made and entered into this 1ST day of DECEMBER, 1995, in the
State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE    AGENCY
Chief, Service Contracts Section     Department of Corrections, hereafter called
                                     the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME
Cornell Corrections of California, Inc. (Baker CCF), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.)

Contract R92.401, dated June 25, 1992 for a Community Correctional Facility, which was amended on December 25, 1992, June 27, 1994; and July 1, 1994, is hereby further amended to change the name of the Contractor from Eclectic Communications, Inc. to Cornell Corrections of California, Inc., effective January 1, 1996.

Page 1, "Contractor's Name", of Amendment 3, is hereby changed to: "Cornell Corrections of California, Inc.". Henceforth, all other references to Contractor's former name, Eclectic Communications, Inc. is hereby changed by this reference.

All other terms and conditions not amended remain in full force and effect.

CONTINUED ON 1 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
The provisions on the reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                CONTRACTOR
================================================================================
AGENCY                             CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                   STATE WHETHER A CORPORATION, PARTNERSHIP,
                                   ETC.)
Department of Corrections          Cornell Corrections of California, Inc.
                                   (Baker CCF)
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)          BY (AUTHORIZED SIGNATURE)
/s/Sharon E. Planchon              /s/Marvin Wiebe
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING     PRINTED NAME AND TITLE OF PERSON SIGNING
SHARON E. PLANCHON                 Marvin Wiebe, VP Finance and Administration
- --------------------------------------------------------------------------------
TITLE                              ADDRESS
Chief, Service Contracts           1823 Knoll Drive
Section                            Ventura, CA 93003 (805) 644-8700
- --------------------------------------------------------------------------------
                              CORNELL CORRECTIONS
                                  JAN 26, 1996

                                    RECEIVED
================================================================================
                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY

                                    APPROVED

                                  JAN 10, 1996

                           BY:  /s/ J.B. WIHLE
                                -------------
                                    J.B. Wihle
                                    Ass't. Chief Counsel

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE) CDC ELECTRONIC (1/94)

CORNELL CORRECTIONS OF CALIFORNIA, INC.    -2-                           R92.401
(BAKER CCF)                                                          Amendment 5

1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

5.       Time is of the essence in this agreement.

6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS    PROGRAM/CATEGORY (CODE AND TITLE)      FUND TITLE
DOCUMENT                     SUPPORT PROGRAM 31                       GENERAL
$ 0                                                                    Gen
- ---------------------------- ---------------------------------------------------
PRIOR AMOUNT ENCUMBERED FOR  (OPTIONAL USE)
THIS CONTRACT                3020/32000
$ 16,086,542.00              --------------------------------------------------
- ---------------------------- ITEM                 CHAPTER  STATUTE  FISCAL YEAR
TOTAL AMOUNT ENCUMBERED TO   5240-001-001(5260)    303       1995       95/6
DATE                         ---------------------------------------------------
$ 16,086,542.00              OBJECT OF EXPENDITURE (CODE AND TITLE)
- ---------------------------- 418.14
- --------------------------------------------------------------------------------
I HEREBY CERTIFY UPON MY OWN PERSONAL KNOWLEDGE        T.B.A. NO.     B.R. NO.
THAT BUDGETED FUNDS ARE AVAILABLE FOR THE PERIOD
AND PURPOSE OF THE EXPENDITURE STATED ABOVE.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                               DATE
/s/ WANDA YOHN                                               12/20/95
    Wanda Yohn
================================================================================

                                    Page - 13

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) CDC ELECTRONIC (1/94)

- - APPROVED BY THE         CONTRACT NUMBER             AM. NO.
ATTORNEY GENERAL             R92.401                     5

               TAXPAYER'S FEDERAL EMPLOYER IDENTIFICATION NUMBER
                                   94-2411045

THIS AGREEMENT, made and entered into this 25TH day of MARCH, 1996, in the
State of California, by and between State of California, through its duly elected or appointed, qualified and acting
- --------------------------------------------------------------------------------
TITLE OF OFFICER ACTING FOR STATE    AGENCY
Chief, Contract Audit Management     Department of Corrections, hereafter called
Branch                               the State, and
- --------------------------------------------------------------------------------
CONTRACTOR'S NAME
Cornell Corrections of California, Inc. (Baker CCF), hereafter called the Contractor.
- --------------------------------------------------------------------------------
WITNESSETH: That the Contractor for and in consideration of the covenants, conditions, agreements, and stipulations of the State hereinafter expressed, does hereby agree to furnish to the State services and materials as follows:
(SET FORTH SERVICE TO BE RENDERED BY CONTRACTOR, AMOUNT TO BE PAID CONTRACTOR, TIME FOR PERFORMANCE OR COMPLETION, AND ATTACH PLANS AND SPECIFICATIONS, IF
ANY.)

Contract Number R92.401, dated June 25, 1992, which was amended on December 25, 1992, June 27, 1994, July 1, 1994, and December 1, 1995, for a Community Correctional Facility (CCF) and related services is hereby further amended to add encumbrances and the related changes for Fiscal Year (FY) 1996/97. The following paragraphs are revised:

1. Page 2, Paragraph 2 of Amendment 3: The total amount payable under this contract shall not exceed $4.036,133 in FY 1992/93; $3,973,547 in FY 1993/94; $4,033,655 in FY 1994/95; $4,043,207 in FY 1995/96; $4,085,050
         in FY 1996/97. The cumulative total amount of this contract through June 30, 1997 shall not exceed Twenty Million, One Hundred Seventy-One Thousand, Five Hundred Ninety-Two Dollars ($20,171,592).

2. Page 2, Paragraph 3 of Amendment 3: Effective July 1, 1996, the Contractor will provide services for as many as 95,630 participant days at a per diem rate of $35.95 per participant day and zero "free beds."

3. Page 2, Paragraph 4 of Amendment 3: Effective July 1, 1996, the actual base facility lease costs shall not exceed $451,285 per fiscal year.

CONTINUED ON 9 SHEETS, EACH BEARING NAME OF CONTRACTOR AND CONTRACT NUMBER.
================================================================================
The provisions on the reverse side hereof constitute a part of this agreement.
IN WITNESS WHEREOF, this agreement has been executed by the parties hereto, upon the date first above written.
================================================================================
STATE OF CALIFORNIA                CONTRACTOR
================================================================================
AGENCY                             CONTRACTOR (IF OTHER THAN AN INDIVIDUAL,
                                   STATE WHETHER A CORPORATION, PARTNERSHIP,
                                   ETC.)
Department of Corrections          Cornell Corrections of California, Inc.
                                   (Baker CCF)
- --------------------------------------------------------------------------------
BY (AUTHORIZED SIGNATURE)          BY (AUTHORIZED SIGNATURE)
/s/Sharon E. Planchon              /s/Marvin Wiebe
- --------------------------------------------------------------------------------
PRINTED NAME OF PERSON SIGNING     PRINTED NAME AND TITLE OF PERSON SIGNING
SHARON E. PLANCHON                 Marvin Wiebe, VP Finance and Administration
- --------------------------------------------------------------------------------
TITLE                              ADDRESS
Chief, Service Contracts           1823 Knoll Drive
Section                            Ventura, CA 93003 (805) 644-8700
- --------------------------------------------------------------------------------

================================================================================
                         DEPARTMENT OF GENERAL SERVICES
                                    USE ONLY

                         Department Of General Services

                                    APPROVED

                                  MAY 30, 1996

                           BY:  /s/ J.B. WIHLE
                                -------------
                                    J.B. Wihle
                                    Ass't. Chief Counsel

STATE OF CALIFORNIA
STANDARD AGREEMENT
STD. 2 (REV. 5-91) (REVERSE) CDC ELECTRONIC (1/94)

CORNELL CORRECTIONS OF CALIFORNIA, INC.    -2-                           R92.401
(BAKER CCF)                                                          Amendment 5

1. The Contractor agrees to indemnify, defend and save harmless the State, its officers, agents and employees from any and all claims and losses accruing or resulting to any and all contractors, subcontractors, materialmen, laborers and any other person, firm or corporation furnishing or supplying work services, materials or supplies in connection with the performance of this contract, and from any and all claims and losses accruing or resulting to any person, firm or corporation who may be injured or damaged by the Contractor in the performance of this contract.

2. The Contractor, and the agents and employees of Contractor, in the performance of the agreement, shall act in an independent capacity and not as officers or employees or agents of State of California.

3. The State may terminate this agreement and be relieved of the payment of any consideration to Contractor should Contractor fail to perform the covenants herein contained at the time and in the manner herein provided. In the event of such termination the State may proceed with the work in any manner deemed proper by the State. The cost to the State shall be deducted from any sum due the Contractor under this agreement, and the balance, if any, shall be paid the Contractor upon demand.

4. Without the written consent of the State, this agreement is not assignable by Contractor either in whole or in part.

5.       Time is of the essence in this agreement.

6. No alteration or variation of the terms of this contract shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein, shall be binding on any of the parties hereto.

7. The consideration to be paid Contractor, as provided herein, shall be in compensation for all of Contractor's expenses incurred in the performance hereof, including travel and per diem, unless otherwise expressly so provided.

- --------------------------------------------------------------------------------
AMOUNT ENCUMBERED BY THIS    PROGRAM/CATEGORY (CODE AND TITLE)      FUND TITLE
DOCUMENT                     SUPPORT PROGRAM 31                       GENERAL
$ 4,085,050.00               ---------------------------------------------------
- ---------------------------- (OPTIONAL USE)
PRIOR AMOUNT ENCUMBERED FOR  3020/32000
THIS CONTRACT                --------------------------------------------------
$ 16,086,542.00              ITEM                 CHAPTER  STATUTE  FISCAL YEAR
- ---------------------------- 5240-001-001(5260)    PEND     1996       96/7
TOTAL AMOUNT ENCUMBERED TO   ---------------------------------------------------
DATE                         OBJECT OF EXPENDITURE (CODE AND TITLE)
$ 20,171,592.00              418.14
- ---------------------------- ---------------------------------------------------
- --------------------------------------------------------------------------------
I HEREBY CERTIFY UPON MY OWN PERSONAL KNOWLEDGE        T.B.A. NO.     B.R. NO.
THAT BUDGETED FUNDS ARE AVAILABLE FOR THE PERIOD
AND PURPOSE OF THE EXPENDITURE STATED ABOVE.
- --------------------------------------------------------------------------------
SIGNATURE OF ACCOUNTING OFFICER                               DATE
/s/ SHIRLEY A. CLARK                                         3/27/96
================================================================================

                                    Page - 13




CORNELL CORRECTIONS OF CALIFORNIA, INC. &      -15-                      R92.401
(BAKER CCF)                                                          Amendment 5


4. Page 2, Paragraph 6 of Amendment 3: Effective July 1, 1996, the Contractor's minimum required staff and approximate position funding levels shall be in accordance with Exhibit 6a, attached hereto and incorporated herein.

5. Page 3, Paragraph 7 of Amendment 3: Effective July 1, 1996, the State will reimburse the Contractor for allotment costs as detailed in
         Exhibit 9, attached hereto and incorporated herein.

6. Page 3, Paragraph 10 of Amendment 3: Effective July 1, 1996, Post Assignment Schedule Summary and Detail shall be in accordance with Exhibits 6b through 6c-4, attached hereto and incorporated herein.

The following paragraphs are added as Scope of Services provisions to the contract:

7.       BOARD OF CORRECTIONS TRAINING STANDARDS

         The Contractor shall ensure all Custodial Officers meet Board of Corrections (BOC) Training Standards as stipulated in Title 15, Subchapter 1, Sections 131, 179 (exclusive of the 832 Penal Code requirement). Subsequently, each Custody Officer must receive 40 hours of training annually, 24 hours of which must be BOC certified as stipulated in Title 15, Subchapter 1, Section 184(a)(6) and (b), with the remaining 16 hours on California Department of Corrections mandated subjects, including but not limited to, sexual harassment, inmate/staff relations, and first aid. This provision supersedes the requirements for staff training described in the Statement of Work (SOW).

         During the 1996/97 FY, the Contractor shall provide basis training to any existing custody staff who have not yet received the full 116 hours of basic training.

         Staff training costs for BOC Training Standards are allowable in accordance with the SOW. Other staff training costs will be limited to that training which is directly related to his/her job performance and as allowed by IRS standards. This provision supersedes the requirements for staff training described in the Financial Management Handbook.

8.       KITCHEN RENOVATION

         The State will reimburse the Contractor for one-time renovation costs of $32,436 in FY 1996/97 for the renovation of the kitchen. No kitchen renovations shall commence until specifications and bids have been received and approved in writing by the CCCA Administrator. All renovation and equipment costs must comply with the competitive three bid process. Contractor shall submit actual receipts with invoices for reimbursement.

All other terms and conditions not amended remain in full force and effect.

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